SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)   August 27 , 2002
                                                         ----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                   0-31080               68-0434802
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(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)       Identification No.)

1500 Soscol Avenue, Napa, California                           94559-3045
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.      Other Events.


             (a) Stock Repurchase Program . On August 27, 2002, North Bay Bancorp issued a press release announcing its Stock Repurchase Program. A copy of the stock purchase program press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.


             (b) Listing on Nasdaq National Market. On August, 27, 2002, North Bay Bancorp issued a further press release announcing the listing of North Bay Bancorp common stock on the Nasdaq National Market beginning on Tuesday, September 3, 2002. A copy of the Nasdaq listing press release is attached to this Current Report as Exhibit
             99.2 and incorporated into this report by reference.

Item 7.       Financial Statements and Exhibits.

             (b)  Exhibits


             99.1 Press release announcing  institution of the North Bay Bancorp
                  Stock Repurchase Program.

             99.2 Press release  announcing  listing of North Bay Bancorp common stock on the Nasdaq National Market beginning on Tuesday, September 3, 2002.

                                   SIGNATURES





             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: August 27, 2002      NORTH BAY BANCORP



                           /s/ Terry L. Robinson
                           --------------------------------------------------
                           By: Terry L. Robinson, President and Chief
                           Executive Officer (Principal Executive Officer)